UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2010

Farmers National Banc Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-533-3341

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Farmers National Banc Corp. is sending a letter to its shareholders reminding them to vote on the proposals contained in the proxy materials recently mailed for the Special Meeting of Shareholders to be held on June 17, 2010. A copy of the letter is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 Letter to Shareholders dated May 28, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

June 2, 2010	By:	Carl D. Culp

Name: Carl D. Culp
Title: Executive Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99 Letter to Shareholders dated May 28, 2010